Exhibit 10.18

PRIMER ENMENDIA A CONTRATO DE ARRENDAMIENTO celebrado por y entre, INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V., representada en este acto por el SR. PABLO CHARVEL OROZCO (de ahora en adelante denomindao “ARRENDADOR”) como por unta parte, y FOOTPRINT MX, S. DE R.L. DE C.V. representada en este acto por el SR. TROY M. SWOPE, (de ahora en adelante denomindao “ARRENDATARIO”) como otra parte que formalizan al tenor de las siguientes declaraciones y clausulas.	FIRST AMENDMENT TO LEASE AGREEMENT entered into by and between INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V. herein represented by MR. PABLO CHARVEL OROZCO, (hereinafter referred to as “LESSOR”) as a first party, and FOOTPRINT MX, S. DE R.L. DE C.V., herein represented by MR. TROY M. SWOPE (hereinafter referred to as “LESSEE”) as a second party, pursuant to the following recitals and clauses.

DECLARACIONES:	RECITALS:

El ARRENDADOR declara en este acto por conducto de Representante Legal, Sr.. PABLO CHARVEL OROZCO:	LESSOR hereby declares by means of its Legal Representative, Mr. PABLO CHARVEL OROZCO:

I. Que el ARRENDADOR se encuentra debidamente representado por el Sr. PABLO CHARVEL OROZCO, quien tiene capacidad legal suficiente para actuar en su nombre y representacion y para obligarla en los términos del presente Enmienda a Contrato de Arrendamiento, según la Escritura Pública No. 80,532, libro 1,604, de fecha 11 de Marzo del 2020, pasada ante la fe del Lic. Joaquín Ignacio Mendoza Pertierra, Notario Público No. 62 de la ciudad de Mexico. En mas, el Sr. PABLO CHARVEL OROZCO manifiesta que tales facultades no le han sido revocadas ni limitadas en forma alguna.	I. That LESSOR is duly represented herein by MR. PABLO CHARVEL OROZCO, who has sufficient legal capacity to act on its name and representation and to bind it in terms of this Amendment to Lease Agreement, as evidenced in Public Instrument No. 80,532, book 1,604, dated March 11, 2020, executed before Attorney Joaquin Ignacio Mendoza Pertierra, Notary Public No. 62 in the city of Mexico. Furthermore, MR. PABLO CHARVEL OROZCO hereby represents that such authority has not been limited nor revoked in any manner whatsoever.

II. Que el ARRENDADOR tiene su domicilio legal en Avenida Eucalipto y Venustiano Carranza 2399, Colonia Rivera, Mexicali, Baja California, Mexico.	II. That LESSOR has its legal address at Avenida Eucalipto y Venustiano Carranza 2399, Colonia Rivera, Mexicali, Baja California, Mexico.

El ARRENDATARIO declara en este acto por conducto de su Representante Legal, Sr. TROY M. SWOPE:

III. Que el ARRENDATARIO se encuentra debidamente representado por el Sr. TROY M. SWOPE, quien tiene capacidad legal suficiente para actuar en su representación y para obligarla en los términos del presente Convenio Modificatorio a Contrato de Arrendamiento, según la Escritura Pública No. 102,861, del volumen 2,482, publicade el 28 de Abril del 2015, ante el Licenciado Carlos Enriquez de Rivera Castellanos, Notario Publicó número 9 de la ciudad de Mexicali, Baja California, México. es mas, el Sr. TROY M. SWOPE manifiesta que tales facultades no le han sido revocadas ni limitadas en forma alguna.

LESSEE hereby declares by means of its Legal Representative, Mr. TROY M. SWOPE:

III. That LESSEE is duly represented herein by MR. TROY M. SWOPE, who has sufficient legal capacity to act on its name and representation and to bind it in terms of this Agreement, as evidenced in Public Instrument Number 102,861, volume 2,482, issued on April 28, 2015, before Attorney Carlos Enriquez de Rivera Castellanos, Notary Public Number 9 of the City of Mexicali, Baja California, Mexico. Furthermore, MR. TROY M. SWOPE hereby represents that such authority has not been limited nor revoked in any manner whatsoever.

IV. Que el domicilio en que tiene el principal asiento de sus operaciones es el ubicado en Carretero Mexicali Islas Agrarias Kilómetro 10.5, Mariano Abasolo, en Mexicali, Baja California, México, y que el Registro Federal de Contribuyentes del ARR END AT ARIO es ERl-0548-3E6	IV. The address at which it has its principal place of business is located in Carretera Mexicali Islas Agrarias Kilómetro 10.5, Mariano Abasolo, Mexicali, Baja California, México, and LESSEE’S Federal Tax Payers Registry number is ERI-0548-3E6.

Ambas partes declaran de manera conjunta:	The Parties hereby declare jointly:

V. Que celebraron un Contrato de Arrendamiento, (e ahora en adelante denomindao “Contrato”), de fecha 01 de Agosto del 2019.	V. That they entered into a Lease Agreement (hereinafter referred to as the “Lease”), dated August 01, 2019.

VI. Que es su intencion celebrar el presente Enmienda al Contrato de Arrendamiento, tal y como prevista en el mismo..	VI. That it is their intention to enter into this Amendment to Lease Agreement, as provided for herein.

De conformidad a todo lo anterior, las partes acuerdan lo siguiente:	Pursuant to the above, the parties agree as follows:

CLAUSULAS:	CLAUSES:

PRIMERA. Definiciones. Los términos aquí establecidos pero no definidos, tendrán el mismo significado que lo establecido en el Contrato.	FIRST. Defined Terms. Capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Lease.

SEGUNDA. Declaraciones. Se modifica la Declaración Ill del Contrato de Arrendamiento para quedar como sigue:	SECOND. Recitals. Recital Ill of the Lease Agreement is modified to read as follows:

III. Que mediante instrumento público número 80,532, libro 1,604, de fecha 11 de Marzo del 2020, ejecutado ante la fe del Lic. Joaquín Ignacio Mendoza Pertierra, Notario Público No. 62 de a ciudad de México, cambió su denominación a “INMOBILIARIA LA RUMOROSA SOCIEDAD ANONÍMA PROMOTORA DE INVERSIÓN DE CAPITAL VARIABLE”, de igual manera declara el SR. PABLO CHARVEL OROZCO que tiene la capacidad legal suficiente para actuar en su nombre y representación y sujetarla en los términos del presente Contrato según consta en la Escritura descrita en la presente Declaración y cuya copia de dicha escritura se acompaña a este Contrato como Anexo “C”.	III. That by means of public instrument number 80,532, book 1,604, dated March 11 , 2020, executed before Attorney Joaquin Ignacio Mendoza Pertierra, Notary Public No. 62 in the city of Mexico, changed its name to “ INMOBILIARIA LA RUMOROSA SOCIEDAD ANONÍMA PROMOTORA DE INVERSIÓN DE CAPITAL VARIABLE “, likewise MR. PABLO CHARVEL OROZCO hereby declares that he has sufficient legal capacity to act on its name and representation and to bind it in terms of this Agreement as stated in the public instrument described in this Declaration and whose copy of said instrument is attached to this Agreement as Exhibit “C”.

TERCERA. Briocolajes.. Ambas partes acuerdan que el ARRENDADOR llevará a cabo las mejoras a la Propiedad Arrendada, solicitadas por el ARRENDATARIO, con las especificaciones y caracteŕisticas descritas a detalle en el Anexo “A” de este instrumento.	THIRD. Improvements. Both parties agree that LESSOR shall perform improvements to the Leased Property, as requested by LESSEE with the specifications and characteristics depicted in detail in Exhibit “A” herein attached.

CUARTA. Fecha de Inicio. Para los efectos del presente Convenio, la Fecha de Inicio será a partir de la firma del presente instrumento.	FOURTH. Commencement Date. For the purpose of this Amendment, the Commencement Date upon which LESSEE shall be bound to the obligations set forth herein shall be at the signing of this amendment.

QUINTA. Incremento de Renta. Como resultado de las mejoras e instalaciones efectuadas por el ARRENDADOR sobre la Propiedad Arrendada, descritas en el Anexo “A” del presente instrumento, ambas partes acuerdan que la renta mensual establecida en el Contrato será incrementada con base a los plazos y montos descritos en el Anexo “B”, mismo que se acompaña al presente instrumento.	FIFTH. Rent Increase. As a result of LESSOR’S improvements and installations to the Leased Property, as describe and depicted in Exhibit “A” herein attached, both parties agree that monthly rent established in the Lease will be increased according to the dates and amounts described in Exhibit “B” herein attached.

SEXTA. Vigencia y efectos legales. Ambas partes acuerdan y se obligan a mantener vigentes y respetar todos y coda uno de los Términos y Condiciones establecidos en el Contrato de Arrendamiento, en todo aquello que no se contraponga a los términos del presente Enmienda a Contrato de Arrendamiento.	SIXTH. Full force and effect. Both parties hereby agree and are bound to keep in effect and honor all and each one of the Terms and Conditions contained in the Lease, in all matters not contravening the terms of the present Amendment to Lease Agreement.

EN VIRTUD DE LO CUAL las partes ejecutan el presente enmendia por duplicado en la ciudad de Mexicali, Baja California, el día primero (01) de Julio del añ dos mil veinte (2020).	IN WITNESS WHEREOF the parties execute this Amendment by duplicate, in the City of Mexicali, Baja California, on first (01), of July year two thousand and twenty (2020).

ARRENDADOR:	LESSOR:

/s/ PABLO CHARVEL OROZCO	/s/ PABLO CHARVEL OROZCO
INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V., Representada PABLO CHARVEL OROZCO.	INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V., Representada PABLO CHARVEL OROZCO.

ARRENDATARIA:	LESSEE:

/s/ TROY M. SWOPE	/s/ TROY M. SWOPE
FOOTPRINT MX, S. DE R.L. DE C.V., Representada por TROY M. SWOPE.	FOOTPRINT MX, S. DE R.L. DE C.V., Represented by TROY M. SWOPE.

TESTIGOS:	WITNESSES:

/s/ Steve Burdumy	/s/ Steve Burdumy

Anexo A / Exhibit A

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Annex B / Exhibit B

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]